Member FDIC. Equal Housing Lender AmericanWest AmericanWest Bancorporation Bancorporation Robert M. Daugherty President and CEO Exhibit 99.1

Safe Harbor Statement
• During the course of this presentation we will make forward-looking statements which are:
Subject to contingencies and uncertainties
Not a guarantee of future performance
Based on assumptions that may change
Not to be relied on unduly
• Many factors are beyond our ability to control or predict, including specific factors such as:
Interest rates
Economic conditions and regulatory requirements
Asset performance
• For all risk factors see AWBC’s Form 10-K as filed with the SEC

AWBC Overview
• Founded in 1974 as United Security Bank
• Operated acquired banks independently until 2001, when all were unified under the single name of AmericanWest Bank
•
Traded on NASDAQ under the symbol AWBC
• Included in the Russell 2000 and Russell Microcap Indexes
• Headquartered in Spokane, Washington
• 43 Financial Centers located in Central & Eastern Washington and
Northern Idaho as of May 1, 2006
• $1.338B in Total Assets and $1.082B in Total Deposits at March, 31 2006
• 501 Full Time Equivalent Employees as of May 1, 2006

100+ 60-99 20-59 0-19 Population per Square Mile

A Turnaround Project in 2004
• Faced with MOU for Compliance Violations
• State Issued Directive to Improve Credit Quality
NPAs Peaked at $33MM or 3.26
%
of Total Assets
Substandard Assets at $65MM or 6.26
%
of Total Assets
• Three Regional Presidents
• Dated Technology
• No Retail Bank Strategy
• Transactional vs. Relationship Focus

Turnaround Results:
• MOU and Directive Lifted Fourth Quarter 2005
• NPAs Reduced to $17MM at 3/31/06 (a 48% Reduction)
• Substandard Assets Reduced to $32MM (a 51% Reduction)
• Dismantled Regions and Unified One Bank
• Deployed Upgraded Technologies
Automated Teller Platform
Automated New Accounts Platform
Rolling Out Upgraded ATM’s Throughout Our Footprint

Results: Solidify Credit Culture
Turned Over Nearly Half of our Lenders and 80% of the
Bank’s Executive Officers
Standardized Credit Approval Documentation and Analysis
Tools
Centralized Credit Administration in Spokane
Modified Policies and Provided Training to Lenders
Centralized Appraisal Ordering and Review; Evaluation
Ordering and Review

Results: Retail Expansion
Launched Retail Banking in June 2005 with 30 Consumer
and Small Business Products
Supported Retail Banking with a new Marketing
Department
• Launched Private Banking Initiative
• Re-structured/Expanded Residential & Construction
Lending
• Building Management Team that has Customer Sales and
Service Experience

Results: De Novo and Acquisition Growth
Expansion into Idaho is Underway
Construction of New Financial Center in Hayden, ID –
Anticipated Completion in Fall 2006
Opened New Financial Center in Sandpoint, ID
Opening New Financial Center in Coeur d’Alene, ID -
Anticipated Building Completion in Fall 2006
Completed Acquisition of Columbia Trust Bancorp to Expand
in the Tri-Cities and Yakima/Sunnyside Markets
Announced Expansion into Utah with an Initial Loan Office
and Ultimately Multiple Full-service Financial Centers

2005 Highlights
• Improved Profitability to $13.9MM from $9.5MM in 2004, Up
45.9%
• Nonperforming Assets Down $11.8MM or 41.3% from 2004
• Decreased Provisions for Loan Losses from $13MM in 2004 to
$2.4MM, an 81.9% Improvement
• Gross Loans up $36MM to $963MM from $927MM at 12/31/04
• Noninterest Bearing Deposits up 13%
• Net Interest Margin of 5.47% compared to 6.04% at 12/31/04 is
Declining as Expected with Increased Credit Quality
• Efficiency Ratio Higher than Peers due to Investments in
Technology, Infrastructure and Expansion to Support Growth

Deposit Market Share Opportunities (at 12-31-05)
3.7% 10 Yakima, WA
7.1% 3 Walla Walla, WA
1.1% 13 Kootenai, ID
1.1% 15 Tri-Cities, WA
3.4% 10 Spokane, WA
SHARE AWBC RANK COUNTY/MSA
Source: SNL Financial

Key Growth Markets (2000-2005)
61%
57%
13%
9%
5%
Walla
Walla
(WA)
18% 12% 15% 12% 13%
Median HH Income
Increase
15%
56%
3%
7%
Salt Lake
(UT)
18%
41%
5%
2%
Yakima
(WA)
38%
111%
23%
16%
North
Idaho
(ID)
29% 53%
Median Home Sale
Price Increase
52% 59% Home Sales Increase
19% 7%
Total Employment
Increase
13% 6% Households Increase
Tri-Cities
(WA)
Spokane
(WA)
GROWTH TYPE
Sources: US Census Bureau, Washington Center for Real Estate Research & Idaho Assoc of Realtors

Diversified Key Industries (percent of total employment)
Retail (9.3%)
Local Gov’t
(9.7%)
Agriculture
(12.1%)
Health Care &
Social Assistance
(12.8%)
Manufacturing
(14.5%)
Walla Walla
(WA)
Healthcare & Social
Assistance (8.4%)
Healthcare &
Social Assistance
(11.6%)
Leisure &
Hospitality
(13.5%)
Retail (10.7%) Local Gov’t
(9.8%)
Administrative &
Support Services;
includes Airline
Reservations (7.0%)
Accommodation &
Food Services
(7.1%)
Manufacturing
(9.4%)
Retail (11.3%)
Salt Lake
(UT)
Retail (9.7%)
Manufacturing
(9.8%)
Local Gov’t
(13.0%)
Agriculture
(21.3%)
Yakima
(WA)
Educational &
Healthcare
(10.4%)
Prof & Business
Svc
(11.4%)
Total Gov’t
(18.0%)
Retail & Wholesale
(18.9%)
Kootenai
(WA)
Healthcare &
Social Assistance
(8.4%)
Accommodation &
Food Services
(8.1%)
Agriculture
(10.1%)
Manufacturing
(8.7%)
Prof & Technical
Svc (11.1%)
Retail (12.8%)
Local Gov’t
(12.9%)
Healthcare &
Social Assistance
(14.5%)
Tri-Cities
(WA)
Spokane
(WA)
Sources: Washington State Employment Security Dept., Idaho Dept. of Commerce and Labor

Profit-Based Growth Strategy
• Focus on Fundamental “Relationship-Based”
Community Banking
• Solidify Credit Culture
• Expansion of Retail Banking
• Development of Sales Culture
• Growth through de novo Branching and
Acquisitions

AWBC Net Income ($ in millions) 2001 2002 2003 2004 2005 $9.2 $10.9 $14.0 $9.5 $13.9

AWBC Diluted Earnings per Share* $0.92 $1.10 $1.34 $0.91 $1.31 *Adjusted for stock dividends 2001 2002 2003 2004 2005

Trends in ROAA and ROAE (percentage) 2001 2002 2003 2004 2005 13.87 15.08 15.87 9.37 12.34 1.46 1.41 1.47 0.88 1.29 Return on Average Equity Return on Average Assets

AWBC vs. Peer Net Interest Margin (percentage) 5.47 2001 2002 2003 2004 2005 AWBC Peer Group (average) Source: Bank Holding Company Performance Report 6.08 5.85 6.36 6.04 4.07 4.16 4.25 4.05 3.99

AWBC vs. Peer Non-Performing Assets
1.73
2001                    2002 2003                    2004                   2005
AWBC
Peer Group (average)
Source: Bank Holding Company Performance Report
2.74
2.52
2.26
3.06
% of NPA Divided by Gross Loans and ORE
0.75
0.76
0.61
0.52
0.70

AWBC vs. Peer Capital Ratios (Tier I) 10.65 2001 2002 2003 2004 2005 AWBC Peer Group (average) Source: Bank Holding Company Performance Report 8.54 9.84 9.18 9.03 8.56 8.68 8.65 8.80 8.55

AWBC Total Assets ($ in millions)
Grant
National
Bank of
Pullman
Bank of
Latah
Bank of
the West
1997          1998            1999                2000          2001       2002 2003 2004          2005      Q1 2006
$487 $513 $528
$599
$659
$917
$1,024
$1,049
$1,109
$1,338
Columbia
Trust Bank

Q1 2006 Highlights
• Completed Columbia Trust Bancorp Acquisition
Assets in excess of $200MM as of 3/15/06
Anticipated cost savings and accretion within 12 months
• Opened de novo Financial Center in Sandpoint, ID
• Grew Organic Loan Portfolio by 4.2%
• Core Deposits Up $4.9MM
• Nonperforming Loans to Total Gross Loans
Decreased to 1.33% from 1.50% at 12/31/05

Commercial RE
52.2%
Agriculture
12.8%
RE Construction
2.8%
Commercial &
Industrial
24.4%
RE Mortgage
5.5%
Installment and
Other
2.3%
Gross Loans and Leases, including HFS, $1.149B at 3-31-06
Loan Portfolio

Noninterest Checking 21% Time Deposits 35% NOW & Savings Accounts/MMDA 44% Deposit Portfolio Total Deposits $1.082B at of 3-31-06

$(1,490) $3,139 $1,649 NET INCOME
(686) 1,566 880 Provision for Income Tax
(2,176) 4,705 2,529 INCOME BEFORE PROVISION FOR INCOME TAX
2,142 9,526 11,668 Noninterest Expense
(277) 2,033 1,756 Noninterest Income
243 12,198 12,441 NET INTEREST INCOME AFTER PROVISION
(293) 1,075 782 Provision for loan losses
(50) 13,273 13,223 NET INTEREST INCOME
2,548 3,595 6,143 TOTAL INTEREST EXPENSE
539 568 1,107 Interest on borrowings
2,009 3,027 5,036 Interest on deposits
2,498 16,868 19,366 TOTAL INTEREST INCOME
156 353 509 Interest on investments and other
$2,342 $16,515 $18,857 Interest and fees on loans
$ Variance 3/31/2005 3/31/2006
FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005 ($ in thousands, unaudited)
Statements of Income

$228,883 $1,109,134 $1,338,017 TOTAL LIABILITIES and STOCKHOLDERS’ EQUITY
22,932 121,477 144,409 Total Stockholders’ Equity
205,951 987,657 1,193,608 TOTAL LIABILITIES
628 8,380 9,008 Other Liabilities
20,731 81,847 102,578 Borrowings
$184,592 $897,430 $1,082,022 Deposits
LIABILITIES
$228,883 $1,109,134 $1,338,017 TOTAL ASSETS
32,004 74,538 106,542 Other assets
184,509 951,288 1,135,797 Net Loans, including HFS
14,041 31,364 45,405 Securities
$(1,671) $ 51,944 $50,273 Cash and cash equivalents
$ Variance 12/31/2005 3/31/2006 ASSETS
($ in thousands, unaudited)
Consolidated Balance Sheet

2006 Performance Targets
• Drive Income Growth
Loan and deposit portfolio growth in the mid-high teens
Further diversify loans with growth in C&I and consumer loans
Target increase in non-interest checking accounts
• Realize CTB Cost Savings and Target Accretion
• Continue to Improve Credit Quality with NPAs/Loans < 1.00%
• Improve Noninterest Income/Revenues with Services
• Decrease Noninterest Expense/Assets through Growth
• Optimally Deploy Capital to Enhance Shareholder Value while
Maintaining “Well-Capitalized” Regulatory Ratios
• Achieve Strong ROA > 1.30% and ROE > 13%

AWBC Share Price History (6-04 to 3-06)

Member FDIC. Equal Housing Lender
Thank You.
AmericanWest Bancorporation
AmericanWest Bank Building
41 W Riverside, Suite 400
Spokane, Washington 99201
(509) 467-6993
www.awbank.net
InvestorInfo@awbank.net